SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2006 (June 20, 2006)

TORCHMARK CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-8052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)

3700 South Stonebridge Drive, McKinney, Texas 75070

(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 569-4000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 20, 2006, Torchmark Corporation (“Torchmark”) entered into an underwriting agreement (the “Underwriting Agreement”) with Banc of America Securities LLC, as representative of the several underwriters named on Schedule A thereto (the “Underwriters”), for the issuance and sale by Torchmark of $250,000,000 aggregate principal amount of Torchmark’s 6.375% senior notes due 2016 (the “Notes”). The Notes are to be issued under an Indenture dated February 1, 1987 (the “Indenture”), between Torchmark and Morgan Guaranty Trust Company of New York (the “Original Trustee”), as supplemented by the Second Supplemental Indenture, dated as of June 23, 2006 (the “Second Supplemental Indenture”), among Torchmark, J.P. Morgan Trust Company, National Association, the successor-in-interest to the Original Trustee, and The Bank of New York Trust Company, N.A., an additional trustee under the Indenture and the trustee with respect to the Notes. Further information concerning the Notes and related matters is set forth in the Company’s Prospectus Supplement dated June 20, 2006, which was filed with the Securities and Exchange Commission on June 21, 2006 and which constitutes a part of Torchmark’s shelf registration statement on Form S-3 (File No. 333-133646), which registration statement was filed and became automatically effective on April 28, 2006.

From time to time, certain of the Underwriters and their affiliates have engaged in, and may in the future engage in, investment banking, commercial banking and other commercial dealings in the ordinary course of business with Torchmark. For example, affiliates of the Underwriters are participants in Torchmark’s credit facility. The Underwriters and/or their affiliates have received, and may receive, customary fees, expenses and commissions for these transactions.

The trustee for the issuance of the Notes is The Bank of New York Trust Company, N.A. The Bank of New York Trust Company, N.A. also serves as Torchmark’s transfer agent and as the trustee, registrar and paying agent for Torchmark’s trust preferred securities and certain of Torchmark’s other outstanding debt. Additionally, one of its affiliates, The Bank of New York, is a lender in Torchmark’s credit facility.

The foregoing description is a summary of the terms of the Underwriting Agreement and the Second Supplemental Indenture and is qualified in its entirety by reference to the Underwriting Agreement and the other documents relating to this transaction that are attached as exhibits to this Current Report on Form 8-K and which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The documents filed herewith are incorporated by reference into Registration Statement on Form S-3, File Number 333-133646.

Exhibit No.	Description
1.1	Underwriting Agreement dated June 20, 2006, between Torchmark and Banc of America Securities LLC, as representative of the several underwriters named on Schedule A thereto

4.1	Second Supplemental Indenture, dated as of June 23, 2006, among Torchmark, J.P. Morgan Trust Company, National Association, and The Bank of New York Trust Company, N.A., supplementing the Indenture dated February 1, 1987.

8.1	Federal Income Tax Opinion of Maynard, Cooper & Gale, P.C.

23.1	Consent of Maynard, Cooper & Gale, P.C. (included in Exhibit 8.1)

25.1	Statement of Eligibility and Qualification of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of J.P. Morgan Trust Company, National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TORCHMARK CORPORATION

June 23, 2006	/s/ Carol A. McCoy
Carol A. McCoy
Vice President, Associate Counsel and Secretary